                                                                Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91141) of Plains All American Pipeline, L.P. of our report dated March 29, 2000, relating to the consolidated financial statements which appear in this Annual Report on Form 10-K.


PricewaterhouseCoopers L.L.P



Houston, Texas

January 18, 2001